                            INDEMNIFICATION AGREEMENT

     This Agreement, dated as of _____________ _____, 1997, is by and between Vari-Lite International, Inc., a Delaware corporation (the "Corporation"), and ______________ ("Indemnitee").

                                   WITNESSETH:

     WHEREAS, the Corporation desires to have qualified persons serving as directors and officers of the Corporation and its subsidiaries who are willing to make decisions that in their judgment are in the Corporation's best interest without any undue threat of personal liability; and

     WHEREAS, the Corporation is contemplating an initial public offering of its common stock (the "Offering"); and

     WHEREAS, in connection with the Offering, the Corporation will merge with Vari-Lite International, Inc., a Texas corporation ("Vari-Lite Texas"), with the Corporation being the surviving corporation (the "Reincorporation"), and, among other things, all officers and directors of Vari-Lite Texas will become officers and directors of the Corporation and each subsidiary of Vari-Lite Texas will become a subsidiary of the Corporation; and

     WHEREAS, upon consummation of the Reincorporation, Indemnitee will serve as an officer and/or director of the Corporation and/or one or more of its subsidiaries; and

     WHEREAS, the Certificate of Incorporation of the Corporation requires the Corporation (a) to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a "Proceeding") (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (all of such persons being hereinafter referred to as a "Corporate Functionary"), against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, and (b) to indemnify any person who was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Corporate Functionary against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Losses which the Court of Chancery shall deem proper; and

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     WHEREAS, the Corporation desires to grant to Indemnitee the maximum indemnification permitted by law; and

     WHEREAS, developments with respect to the terms and availability of directors' and officers' liability insurance and with respect to the application, amendment, and enforcement of statutory, charter, and bylaw indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to persons intended to be protected thereunder; and

     WHEREAS, in order to resolve such questions and thereby induce Indemnitee to serve and continue serving as a director and/or officer of the Corporation and/or its subsidiaries, the Corporation has determined and agreed to enter into this Agreement with Indemnitee;

     NOW, THEREFORE, in consideration of Indemnitee's agreement to serve and continue serving as a director and/or officer of the Corporation and/or its subsidiaries, the parties hereto agree as follows:

     1. EFFECTIVENESS OF AGREEMENT. This Agreement is expressly contingent on the consummation of the Reincorporation and the Offering and shall have no legal force or effect until such time as both events shall have taken place. In addition, effective as of the consummation of the Reincorporation and the Offering, any indemnification agreement by and between Indemnitee and Vari-Lite Texas or any subsidiary of Vari-Lite Texas, will be terminated and superseded in all respects by this Agreement and shall have no further force or effect.

     2. INDEMNITY FOR PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee to the full extent of all Losses (as hereinafter defined) in connection with any threatened, pending, or completed Proceeding (other than an action by or in the right of the Corporation and/or its subsidiaries) to which Indemnitee was or is a party or is threatened to be made a party by reason of the fact that he is or was a Corporate Functionary, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     3. INDEMNITY FOR ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee to the extent of all Losses in connection with the defense or settlement of any threatened, pending, or completed Proceeding by or in the right of the Corporation and/or its subsidiaries to procure a judgment in its favor to which Indemnitee was or is a party or is threatened to be made a party by reason of the fact that Indemnitee is or was a Corporate Functionary, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation and/or any of its subsidiaries, unless and only to the extent that the Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability and in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Losses which the Court of Chancery or such other court shall deem proper.

     4. EXPENSES RELATED TO A PROCEEDING. If Indemnitee is, by reason of the fact that Indemnitee is a Corporate Functionary, a party to and is successful, on the merits or otherwise, in defense of any Proceeding, or in defense of any claim, issue, or matter therein, Indemnitee shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him (and not paid, reimbursed, or advanced by others) in connection therewith.


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     5.   CONTINUATION OF INDEMNITY.  All agreements and obligations of the
Corporation contained herein shall continue during the period Indemnitee is a director or officer of the Corporation and/or any of its subsidiaries, and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending, or completed Proceeding or investigation that could lead to such a Proceeding, by reason of the fact that Indemnitee was serving in any capacity referred to herein.

     6. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by Indemnitee of notice of any claim against Indemnitee or the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the assertion of any such claim or the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability under this Agreement unless such delay in notification actually prejudiced the Corporation (and then only to the extent the Corporation was actually prejudiced thereby) and, in addition, the Corporation shall not be relieved from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such Proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

          (a) The Corporation will be entitled to participate therein at its own expense.

          (b) Except as otherwise provided below, to the extent that it may wish, the Corporation, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other fees or expenses subsequently actually and reasonably incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

          (c) The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without the Corporation's written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold consent to any proposed settlement.

     7. ADVANCES OF EXPENSES. Expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee that are subject to indemnification under this Agreement (and not paid, reimbursed, or advanced by others) shall be paid or reimbursed by the Corporation in advance of the final disposition of the Proceeding within 10 days after the Corporation receives a written request by Indemnitee accompanied by substantiating documentation of such expenses and a written undertaking by or on behalf of Indemnitee to repay the amount paid or reimbursed if it is ultimately determined that he is not entitled to be indemnified by the Corporation hereunder or that such expenses do not constitute Losses. The

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written undertaking described above must be an unlimited general obligation of Indemnitee but shall not be secured. Such undertaking shall be without reference to the financial ability of Indemnitee to make repayment.

     8. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION: PROCEDURE UPON APPLICATION. Upon the written request of Indemnitee to be indemnified pursuant to this Agreement (other than pursuant to Section 7 hereof), the Corporation shall cause the Reviewing Party (as hereinafter defined) to determine, within 45 days, whether or not the Indemnitee has met the relevant standards for indemnification required by this Agreement. The termination of a Proceeding by judgment, order, settlement, or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not of itself create a presumption that Indemnitee did not meet the requirements for indemnification required by this Agreement. If a determination of indemnification is to be made by Independent Legal Counsel (as hereinafter defined), such Independent Legal Counsel shall render its written opinion to the Corporation and Indemnitee as to what extent Indemnitee will be permitted to be indemnified. The Corporation shall pay the reasonable fees of Independent Legal Counsel and indemnify and hold harmless Indemnitee against any and all reasonable expenses (including attorneys' fees), claims, liabilities, and damages arising out of or relating to the engagement of Independent Legal Counsel pursuant hereto and the written opinion of such Independent Legal Counsel.

     9. DEFINITIONS. The following terms shall, for all purposes of this Agreement, have the indicated meanings:

          (a) "Reviewing Party" means (i) a majority of directors of the Corporation who at the time of voting upon a determination of indemnification are not parties to the Proceeding with respect to which Indemnitee is seeking indemnification, even though less than a quorum, (ii) Independent Legal Counsel selected by a majority of directors who at the time of selecting such Independent Legal Counsel are not parties to the Proceeding with respect to which Indemnitee is seeking indemnification, or
     (iii) the stockholders of the Corporation.

          (b) "Independent Legal Counsel" shall mean an attorney, selected in accordance with the provisions of Section 9(a) hereof, who shall not have otherwise performed services for Indemnitee, the Corporation, any person that controls the Corporation, or any of the directors of the Corporation, within five years preceding the time of such selection (other than in connection with seeking indemnification under this Agreement). Independent Legal Counsel shall not be any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under this Agreement, nor shall Independent Legal Counsel be any person who has been sanctioned or censured for ethical violations of applicable standards of professional conduct.

          (c) "Losses" shall mean any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by Indemnitee after realization of or giving effect to all insurance, bonding, indemnification, and other payments or recoveries actually received by or for the benefit of Indemnitee, directly or indirectly, or to which Indemnitee may be entitled, directly or indirectly.

     10. ENFORCEABILITY. The right to indemnification or payment, reimbursement, or advancement of expenses as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Corporation.


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Neither the failure of the Corporation (including its Board of Directors or
Independent Legal Counsel) to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances, because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation (including its Board of Directors or Independent Legal Counsel) that Indemnitee has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

     11. PARTIAL INDEMNITY. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for a portion of Losses, but not for the total amount thereof, the Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Proceedings relating in whole or in part to an event subject to indemnification hereunder or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him (and not paid, reimbursed, or advance by others) in connection with such Proceeding, issue, or matter, as the case may be.

     12. REPAYMENT OF EXPENSES. Indemnitee shall reimburse the Corporation for all reasonable expenses paid by the Corporation in defending any Proceeding against Indemnitee if and only to the extent that it shall be ultimately determined that Indemnitee is not entitled to be indemnified by the Corporation for such expenses under the provisions of this Agreement or that such expenses do not constitute Losses.

     13. CONSIDERATION. The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to serve and continue serving as an officer and/or a director of the Corporation and/or any of its subsidiaries, and acknowledges that Indemnitee is relying upon this Agreement in serving in such capacities.

     14. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification and payment, reimbursement, and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any other agreement, vote of stockholders, as a matter of law, or otherwise, but any indemnification of Indemnitee pursuant to the Certificate of Incorporation or By-Laws of the Corporation is limited to Losses.

     15. SUBROGATION. If a payment is made under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of such Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights.

     16. SEVERABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision thereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereto.

     17. NOTICE. Any notice, consent, or other communication to be given under this Agreement by either party to the other party shall be in writing and shall be either (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid with return receipt requested, (c) delivered by overnight express delivery service or same-day local courier service, or (d) delivered by telex or facsimile transmission to the address set forth beneath the signature of the parties below, or at such other address as may be designated by the parties from time to time in accordance with this Section. Notices delivered


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personally, by overnight express delivery service, or by local courier service shall be deemed given as of actual receipt. Mailed notices shall be deemed given three business days after mailing. Notices delivered by telex or facsimile transmission shall be deemed given upon receipt by the sender of the answerback (in the case of a telex) or transmission confirmation (in the case of a facsimile transmission).

     18.  GOVERNING LAW; BINDING EFFECT; AMENDMENT AND TERMINATION;
REIMBURSEMENT.

          (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

          (b) This Agreement shall be binding upon and inure to the benefit of Indemnitee and his heirs, executors, administrators, personal representatives, and assigns, and upon the Corporation and its successors and assigns.

          (c) No amendment, modification, termination, or cancellation of this Agreement shall be effective unless made in writing and signed by both parties hereto.

          (d) If Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all reasonable fees (including attorneys' fees) and expenses actually and reasonably incurred in bringing and pursuing such action.

          (e) Words of any gender used in this Agreement shall be held and construed to include any other gender.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date first above written.

                              VARI-LITE INTERNATIONAL, INC.


                              By:
                                 ---------------------------------------------
                                   H.R. Brutsche III, President


                              Address of Vari-Lite International, Inc.:

                              201 Regal Row
                              Dallas, Texas 75247
                              Fax: (214) 630-5867


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                              Address of Indemnitee:


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